EXHIBIT 32.1

                            CERTIFICATION OF OFFICERS
                       OF ADDISON-DAVIS DIAGNOSTICS, INC.
                           PURSUANT TO 18 USC SS. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Addison-Davis Diagnostics, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Addison-Davis Diagnostics, Inc. and will be retained by Addison-Davis Diagnostics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November __, 2005


/s/ Edward W. Withrow III
-----------------------------------
Edward W. Withrow III
Chief Executive Officer and CFO